UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2017

STATE NATIONAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 L. Don Dodson Dr.
Bedford, Texas 76021

(Address of principal executive offices) (zip code)

(817) 265-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2017 annual meeting of shareholders of State National Companies, Inc. (the “Company”) was held on May 18, 2017 (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the First Amended and Restated State National Companies, Inc. 2014 Long Term Incentive Plan (the “Plan”).  A description of the terms and conditions of the Plan is set forth in “Proposal 2 — Approval of the First Amended and Restated State National Companies, Inc. 2014 Long Term Incentive Plan” in the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on April 7, 2017 (the “Proxy Statement”), and such description is incorporated herein by reference.  The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07              Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted as indicated below on the following matters:

1.  Election of the following directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified (included as Proposal 1 in the Proxy Statement):

Director	For	Withheld	Broker Non-Votes
Gene Becker	32,801,550	2,699,968	2,211,931

Marsha Cameron	35,021,820	479,698	2,211,931

David King	35,083,587	417,931	2,211,931

Terry Ledbetter	35,170,833	330,685	2,211,931

Fred Reichelt	35,138,962	362,556	2,211,931

Each director nominee named above was elected a director of the Company.

2.  Approval of the First Amended and Restated State National Companies, Inc. 2014 Long Term Incentive Plan (included as Proposal 2 in the Proxy Statement):

For	Against	Abstain	Broker Non-Votes
31,177,761	4,318,746	5,011	2,211,931

This proposal was approved.

3.  Approval, on an advisory basis, of the named executive officer compensation (included as Proposal 3 in the Proxy Statement):

For	Against	Abstain	Broker Non-Votes
30,554,613	4,942,394	4,511	2,211,931

This proposal was approved.

4.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 (included as Proposal 4 in the Proxy Statement):

For	Against	Abstain
37,705,159	5,531	2,759

This proposal was approved.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

10.1        First Amended and Restated State National Companies, Inc. 2014 Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL COMPANIES, INC.

Date: May 22, 2017	By:	/s/ David Hale
David Hale
Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	First Amended and Restated State National Companies, Inc. 2014 Long Term Incentive Plan